                                AMENDMENT NO. 17

                                       TO

                  AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

     The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 10, 2006, as follows:

     WHEREAS, the parties desire to amend the Plan to reflect the removal of AIM Mid Cap Growth Fund, AIM Premier Equity Fund and AIM Small Company Growth Fund;

     NOW THEREFORE, Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

     All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                   "SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES

     The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

                                 MAXIMUM
                                  ASSET
                                  BASED    MAXIMUM    MAXIMUM
                                  SALES    SERVICE   AGGREGATE
AIM EQUITY FUNDS                  CHARGE     FEE        FEE
----------------                 -------   -------   ---------
PORTFOLIOS
AIM Capital Development Fund      0.75%     0.25%      1.00%
AIM Charter Fund                  0.75%     0.25%      1.00%
AIM Constellation Fund            0.75%     0.25%      1.00%
AIM Diversified Dividend Fund     0.75%     0.25%      1.00%
AIM Large Cap Basic Value Fund    0.75%     0.25%      1.00%
AIM Large Cap Growth Fund         0.75%     0.25%      1.00%
AIM Select Basic Value Fund       0.75%     0.25%      1.00%

                                       MAXIMUM
                                        ASSET
                                        BASED    MAXIMUM    MAXIMUM
                                        SALES    SERVICE   AGGREGATE
AIM FUNDS GROUP                         CHARGE     FEE        FEE
---------------                        -------   -------   ---------
PORTFOLIOS
AIM Basic Balanced Fund                 0.75%     0.25%      1.00%
AIM European Small Company Fund         0.75%     0.25%      1.00%
AIM Global Value Fund                   0.75%     0.25%      1.00%
AIM International Small Company Fund    0.75%     0.25%      1.00%
AIM Mid Cap Basic Value Fund            0.75%     0.25%      1.00%
AIM Select Equity Fund                  0.75%     0.25%      1.00%
AIM Small Cap Equity Fund               0.75%     0.25%      1.00%

                                       MAXIMUM
                                        ASSET
                                        BASED    MAXIMUM    MAXIMUM
                                        SALES    SERVICE   AGGREGATE
AIM GROWTH SERIES                       CHARGE     FEE        FEE
-----------------                      -------   -------   ---------
PORTFOLIOS
AIM Basic Value Fund                    0.75%     0.25%      1.00%
AIM Conservative Allocation Fund        0.75%     0.25%      1.00%
AIM Global Equity Fund                  0.75%     0.25%      1.00%
AIM Growth Allocation Fund              0.75%     0.25%      1.00%
AIM Income Allocation Fund              0.75%     0.25%      1.00%
AIM International Allocation Fund       0.75%     0.25%      1.00%
AIM Mid Cap Core Equity Fund            0.75%     0.25%      1.00%
AIM Moderate Allocation Fund            0.75%     0.25%      1.00%
AIM Moderate Growth Allocation Fund     0.75%     0.25%      1.00%
AIM Moderately Conservative
   Allocation Fund                      0.75%     0.25%      1.00%
AIM Small Cap Growth Fund               0.75%     0.25%      1.00%

                                       MAXIMUM
                                        ASSET
                                        BASED    MAXIMUM    MAXIMUM
                                        SALES    SERVICE   AGGREGATE
AIM INTERNATIONAL MUTUAL FUNDS          CHARGE     FEE        FEE
------------------------------         -------   -------   ---------
PORTFOLIOS
AIM Asia Pacific Growth Fund            0.75%     0.25%      1.00%
AIM European Growth Fund                0.75%     0.25%      1.00%
AIM Global Aggressive Growth Fund       0.75%     0.25%      1.00%
AIM Global Growth Fund                  0.75%     0.25%      1.00%
AIM International Core Equity Fund      0.75%     0.25%      1.00%
AIM International Growth Fund           0.75%     0.25%      1.00%

                                   MAXIMUM
                                    ASSET
                                    BASED    MAXIMUM    MAXIMUM
                                    SALES    SERVICE   AGGREGATE
AIM INVESTMENT FUNDS                CHARGE     FEE        FEE
--------------------               -------   -------   ---------
PORTFOLIOS
AIM China Fund                      0.75%     0.25%      1.00%
AIM Developing Markets Fund         0.75%     0.25%      1.00%
AIM Global Health Care Fund         0.75%     0.25%      1.00%
AIM International Bond Fund         0.75%     0.25%      1.00%
AIM Japan Fund                      0.75%     0.25%      1.00%
AIM Trimark Fund                    0.75%     0.25%      1.00%
AIM Trimark Endeavor Fund           0.75%     0.25%      1.00%
AIM Trimark Small Companies Fund    0.75%     0.25%      1.00%

                                   MAXIMUM
                                    ASSET
                                    BASED    MAXIMUM    MAXIMUM
                                    SALES    SERVICE   AGGREGATE
AIM INVESTMENT SECURITIES FUNDS     CHARGE     FEE        FEE
-------------------------------    -------   -------   ---------
PORTFOLIOS
AIM Global Real Estate Fund         0.75%     0.25%      1.00%
AIM High Yield Fund                 0.75%     0.25%      1.00%
AIM Income Fund                     0.75%     0.25%      1.00%
AIM Intermediate Government Fund    0.75%     0.25%      1.00%
AIM Money Market Fund               0.75%     0.25%      1.00%
AIM Municipal Bond Fund             0.75%     0.25%      1.00%
AIM Real Estate Fund                0.75%     0.25%      1.00%
AIM Total Return Bond Fund          0.75%     0.25%      1.00%

                                   MAXIMUM
                                    ASSET
                                    BASED    MAXIMUM    MAXIMUM
                                    SALES    SERVICE   AGGREGATE
AIM SPECIAL OPPORTUNITIES FUNDS     CHARGE     FEE        FEE
-------------------------------    -------   -------   ---------
PORTFOLIOS
AIM Opportunities I Fund            0.75%     0.25%      1.00%
AIM Opportunities II Fund           0.75%     0.25%      1.00%
AIM Opportunities III Fund          0.75%     0.25%      1.00%

                                   MAXIMUM
                                    ASSET
                                    BASED    MAXIMUM    MAXIMUM
                                    SALES    SERVICE   AGGREGATE
AIM SUMMIT FUND                     CHARGE     FEE        FEE
---------------                    -------   -------   ---------
Class B Shares                      0.75%     0.25%      1.00%

                                  MAXIMUM
                                   ASSET
                                   BASED    MAXIMUM    MAXIMUM
                                   SALES    SERVICE   AGGREGATE
AIM TAX-EXEMPT FUNDS               CHARGE     FEE        FEE
--------------------              -------   -------   ---------
PORTFOLIO
AIM High Income Municipal Fund     0.75%     0.25%      1.00%

                                  MAXIMUM
                                   ASSET
                                   BASED    MAXIMUM    MAXIMUM
                                   SALES    SERVICE   AGGREGATE
AIM COUNSELOR SERIES TRUST         CHARGE     FEE        FEE
--------------------------        -------   -------   ---------
PORTFOLIO
AIM Advantage Health
   Sciences Fund                   0.75%     0.25%      1.00%
AIM Multi-Sector Fund              0.75%     0.25%      1.00%
AIM Structured Core Fund           0.75%     0.25%      1.00%
AIM Structured Growth Fund         0.75%     0.25%      1.00%
AIM Structured Value Fund          0.75%     0.25%      1.00%

                                  MAXIMUM
                                   ASSET
                                   BASED    MAXIMUM    MAXIMUM
                                   SALES    SERVICE   AGGREGATE
AIM SECTOR FUNDS                   CHARGE     FEE        FEE
----------------                  -------   -------   ---------
PORTFOLIO
AIM Energy Fund                    0.75%     0.25%      1.00%
AIM Financial Services Fund        0.75%     0.25%      1.00%
AIM Gold & Precious Metals Fund    0.75%     0.25%      1.00%
AIM Leisure Fund                   0.75%     0.25%      1.00%
AIM Technology Fund                0.75%     0.25%      1.00%
AIM Utilities Fund                 0.75%     0.25%      1.00%

                                  MAXIMUM
                                   ASSET
                                   BASED    MAXIMUM    MAXIMUM
                                   SALES    SERVICE   AGGREGATE
AIM STOCK FUNDS                    CHARGE     FEE        FEE
---------------                   -------   -------   ---------
PORTFOLIO
AIM Dynamics Fund                  0.75%     0.25%      1.00%"